ROCHDALE INVESTMENT TRUST
March 9, 2006

Supplement to the Prospectus
Dated April 30, 2005

The following disclosure replaces the information under the heading “Shareholder Information - How to Buy Shares” on page 30 of the Prospectus:

How to Buy Shares
The minimum initial purchase of each Portfolio is $1,000. You may add to your investment at any time with investments of at least $100. Your financial intermediary, including Rochdale Investment Management, may impose total account minimums in excess of the individual Portfolio minimum. The minimum investment requirements may be waived from time to time at the Advisor’s discretion.

The following disclosure replaces the information under the heading “Shareholder Information - Telephone Purchases” on page 33 of the Prospectus:

Telephone Purchases
Investors may purchase additional shares of the Portfolios by calling 1-866-209-1967. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. Shares will be purchased in your account at the net asset value on the day of your purchase order.

The following disclosure replaces the third paragraph under the heading “Shareholder Information - How to Sell Shares” on page 33 of the Prospectus:

Each Portfolio may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $250 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Portfolio takes any action. The Portfolios have the right to pay redemption proceeds in whole or in part by a distribution of securities from its portfolio. It is not expected that the Portfolios would do so except in unusual circumstances.

The following disclosure replaces the information under the heading “Shareholder Information - Systematic Withdrawal Plan” on page 34 of the Prospectus:

Systematic Withdrawal Plan
If you own shares of a Portfolio with a value of $1,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payment in amounts of not less than $25 per payment. To participate in the Systematic Withdrawal Plan, complete the appropriate section of the New Account Application, or call 1-866-209-1967. You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payees’ address, by notifying U.S. Bancorp Fund Services, LLC five days prior to the effective date. This service may not be provided for Service Agent clients who are provided similar services by those organizations. Note that this plan may deplete your investment and affect your income or yield. You should not make systematic withdrawals if you plan to continue investing in a Portfolio due to sales charges and tax liabilities.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally b subject to 10% withholding.